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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 1, 2006

                                   ----------

                                   ANSYS, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    0-20853                04-3219960
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
 Incorporation or Organization)       File Number)         Identification No.)

         275 Technology Drive, Canonsburg, PA                    15317
       (Address of Principal Executive Offices)               (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         On May 1, 2006, ANSYS, Inc. issued a press release announcing that ANSYS has completed its acquisition of Fluent Inc. in a series of mergers.

         The Company's press release is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)   Exhibits

               EXHIBIT
               NUMBER    DESCRIPTION
               -------   -------------------------------------------------
               99.1      Press Release of the Registrant dated May 1, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ANSYS, INC.

Date:    May 1, 2006                    By:  /s/  JAMES E. CASHMAN III
                                             -----------------------------------
                                             James E. Cashman III - President
                                             and Chief Executive Officer


Date:    May 1, 2006                    By:  /s/  MARIA T. SHIELDS
                                             -----------------------------------
                                             Maria T. Shields - Chief Financial
                                             Officer, VP of Finance and
                                             Administration

                                             (Ms. Shields is the Principal
                                             Financial and Accounting Officer
                                             and has been duly authorized to
                                             sign on behalf of the Registrant)

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   -------------------------------------------------
99.1             Press Release of the Registrant dated May 1, 2006